                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.___)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [_] CONFIDENTIAL, FOR USE OF THE
                                                 COMMISSION ONLY (AS PERMITTED
                                                 BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          FIRST COMMONWEATH FUND INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

Notes:

[LOGO]


 THE FIRST
COMMONWEALTH
 FUND, INC.

                                      800 Scudders Mill Road
                                      Plainsboro, New Jersey 08536
                                      (609) 282-4600

                                      February 25, 2000

Dear Shareholder:

   The Annual Meeting of Shareholders is to be held at 3:00 p.m. (Eastern time), on Wednesday, March 22, 2000 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope postage prepaid in which to return your proxy card are enclosed.

   At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class II Directors for a three-year term and a Class III Director for a term expiring in 2001, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

   Your Directors recommend that you vote in favor of each of the foregoing matters.

/s/ Brian M. Sherman                  /s/ Laurence S. Freedman


Brian M. Sherman                      Laurence S. Freedman
Chairman                              President

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                       THE FIRST COMMONWEALTH FUND, INC.

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                March 22, 2000

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Wednesday, March 22, 2000, at 3:00 p.m. (Eastern time), for the following purposes:

  (1)(A) To elect four Directors to serve as Class II Directors for a three-year term;

  (1)(B) To elect one Director to serve as a Class III Director for a term to expire in 2001;

  (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

  (3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2000; and

  (4) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on February 21, 2000 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,
                                      Roy M. Randall, Secretary

Plainsboro, New Jersey
February 25, 2000

   IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                       THE FIRST COMMONWEALTH FUND, INC.

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536

                              -------------------

                        Annual Meeting of Shareholders
                                March 22, 2000

                              -------------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Commonwealth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Wednesday, March 22, 2000, at 3:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is February 25, 2000 or as soon as practicable thereafter.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted FOR Proposals 1(A), 1(B), 3 and 4 and proxies submitted by holders of the Fund's preferred stock will be voted FOR Proposals 2, 3 and 4. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

   The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                          Solicitation of Vote
                                     Solicitation of Vote     of Preferred
                                          of Common           Stockholders
                                         Stockholders         (Series W-7)
                                     -------------------- --------------------
     Proposal 1(A):
     Election of Class II
      Directors.....................         Yes                   No
     Proposal 1(B):
     Election of a Class III
      Director......................         Yes                   No
     Proposal 2:
     Election of Preferred
      Directors.....................          No                  Yes
     Proposal 3:
     Ratification of Selection of
      Independent Public
      Accountants...................         Yes                  Yes
     Proposal 4:
     Transact Any Other Business
      Properly Before the Meeting...         Yes                  Yes

   The Board of Directors has fixed the close of business on February 21, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of February 21, 2000, the Fund had outstanding 9,266,209 shares of common stock, par value $0.001 per share and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share.

   The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

   The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1999, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to the Fund's Administrator, Princeton Administrators, L.P., at P.O. Box 9095, Princeton, New Jersey 08543-4600, Telephone: 1-800-543-6217.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire.

PROPOSAL 1(A): ELECTION OF CLASS III DIRECTORS

   Rt. Hon. Malcolm Fraser, William J. Potter, Peter D. Sacks and Brian M. Sherman, Directors who were elected to serve until the Meeting, have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Class II Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2003 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

   It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class II for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

   The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                      Shares
                            Business Experience,                   Beneficially
                               Present Office                        Owned and
     Name and Address     with the Fund, Principal                  % of Total
   of Each Director or    Occupation or Employment       Director   Outstanding
         Nominee              and Directorships      Age  Since   on 10/31/99 (1)
 ------------------------ ------------------------   --- -------- ---------------

              Class II (Current Directors and Nominees for a Term
              Expiring at the Annual Meeting to be held in 2003)

 Rt. Hon. Malcolm Fraser, Former Prime Minister of    69   1992           0
 A.C., C. H. +             Australia. Mr. Fraser
 44/55 Collins Street      has over 20 years of
 Melbourne, Victoria 3000  experience in
 Australia                 economics, global
                           financial markets and
                           management of private
                           investments. He has
                           been a member of the
                           Advisory Board of the
                           Investment Company of
                           America, a company in
                           the Capital Group of
                           funds, a consultant to
                           the Prudential
                           Insurance Company of
                           America, a member of
                           the Consultative Board
                           of Directors for ANZ
                           Bank and a consultant
                           to Nomura Securities.
                           Mr. Fraser is a
                           specialist in world
                           economic relationships,
                           geo-political affairs
                           and government and
                           private sector
                           interrelationships and
                           is an international
                           consultant on
                           political, economic and
                           strategic affairs.

                                                                      Shares
                            Business Experience,                   Beneficially
                               Present Office                        Owned and
     Name and Address     with the Fund, Principal                  % of Total
   of Each Director or    Occupation or Employment       Director   Outstanding
         Nominee              and Directorships      Age  Since   on 10/31/99 (1)
 ------------------------ ------------------------   --- -------- ---------------
                          Director, The First
                           Australia Fund, Inc.
                           (since 1985), The First
                           Australia Prime Income
                           Fund, Inc. (since 1986)
                           and First Australia
                           Prime Income Investment
                           Company Limited (since
                           1986); Partner, Nareen
                           Pastoral Company
                           (agriculture) (until
                           1998); President, CARE
                           International (1990-
                           1995).
 William J. Potter+++     Mr. Potter has extensive    51   1992           0
 236 West 27th Street      experience in
 New York, NY 10001        investment banking and
                           fund management,
                           including senior
                           positions with Toronto
                           Dominion Bank, Barclays
                           Bank PLC and Prudential
                           Securities, Inc. and
                           board of director
                           positions with
                           investment funds
                           involving over $20
                           billion in assets
                           beginning in 1983. Mr.
                           Potter has been
                           involved in the
                           Australian capital
                           markets since 1974
                           including management
                           and board of director
                           positions with a noted
                           Australian brokerage
                           house. Mr. Potter is
                           President of a U.S.
                           investment bank and has
                           securities licenses in
                           the U.S. and Canada.
                           Mr. Potter also has
                           securities underwriting
                           experience in various
                           capital markets with an
                           emphasis on natural
                           resources.
                          Director, The First
                           Australia Fund, Inc.
                           (since 1985), The First
                           Australia Prime Income
                           Fund, Inc. (since 1986)
                           and First Australia
                           Prime Income Investment
                           Company Limited (since
                           1986); President,
                           Ridgewood Group
                           International Ltd.
                           (international
                           consulting/investment
                           banking) (since 1989);
                           President, Ridgewood
                           Capital Funding, Inc.
                           (NASD) (private
                           placement securities)
                           (since 1989); Director,
                           Impulsora del Fondo
                           Mexico; Director,
                           International Panorama
                           Inc.; Director,
                           National Foreign Trade
                           Counsel; Director,
                           Longevity International
                           Ltd.; Director,
                           Alexandria Bancorp
                           (banking group in
                           Cayman Islands);
                           Partner, Sphere Capital
                           Partners (corporate
                           consulting) (1989-
                           1997).
 Peter D. Sacks++         Mr. Sacks' career has       54   1992         250
 33 Yonge Street           spanned 20 years in
 Suite 706                 executive positions in
 Toronto, Ontario M5E 1G4  treasury management
 Canada                    with CIBC, Chase
                           Manhattan Bank and
                           Midland Bank. He is
                           currently president and
                           director of Toron
                           Capital Markets, Inc.,
                           a company which he
                           established in 1988 to
                           design and manage
                           customized hedging
                           solutions for
                           institutional clients
                           with commodity risks
                           and currency and
                           interest rate
                           exposures.

                            Business Experience,
                               Present Office                        Shares
                               with the Fund,                     Beneficially
                                 Principal                          Owned and
     Name and Address          Occupation or                       % of Total
   of Each Director or           Employment             Director   Outstanding
         Nominee             and Directorships      Age  Since   on 10/31/99 (1)
 ------------------------ -----------------------   --- -------- ---------------
                          Director, The First
                           Australia Fund, Inc.
                           (since June 1999),
                           The First Australia
                           Prime Income Fund,
                           Inc. (since 1993) and
                           First Australia Prime
                           Income Investment
                           Company Limited (since
                           December 1998);
                           President, Toron
                           Capital Management
                           Inc. (investment
                           management) (since
                           1997) and Toron
                           Capital Markets, Inc.
                           (currency and interest
                           rate risk advice and
                           management) (since
                           1988); President and
                           Director, First
                           Horizons Holdings
                           Limited (Canadian
                           mutual fund
                           distributor).
 Brian M. Sherman*        Mr. Sherman is Chairman    56   1992       201,308
 Level 3                   of The First
 190 George Street         Commonwealth Fund and
 Sydney, N.S.W. 2000       Chairman of EquitiLink
 Australia                 Australia Limited, the
                           Fund's Investment
                           Adviser. He has 35
                           years experience in
                           international funds
                           management,
                           stockbroking and in
                           particular 23 years in
                           the funds management
                           industry in Australia,
                           managing money in
                           equities and bonds.
                          Vice President (since
                           1992) and Chairman
                           (since 1995) of the
                           Fund; President and
                           Director, The First
                           Australia Fund, Inc.
                           (since 1985) and The
                           First Australia Prime
                           Income Fund, Inc.
                           (since 1986); Joint
                           Managing Director
                           (since 1986) and
                           Chairman (since 1995),
                           First Australia Prime
                           Income Investment
                           Company Limited;
                           Chairman, EquitiLink
                           Limited (holding
                           company) (since 1986);
                           Chairman and Joint
                           Managing Director,
                           EquitiLink Australia
                           Limited (since 1981);
                           Chairman and Director,
                           EquitiLink Holdings
                           Limited (holding
                           company) (since 1998);
                           Director, EquitiLink
                           International
                           Management Limited
                           (since 1985); Joint
                           Managing Director,
                           MaxiLink Limited
                           (investment company)
                           (since 1987) and
                           EquitiLink eLink
                           Limited (investment
                           company) (since 1994);
                           Director, Ten Group
                           Pty. Limited (since
                           1994) and Ten Network
                           Holdings Limited
                           (commercial television
                           operator) (since
                           1998); Director,
                           Sydney Organizing
                           Committee for the
                           Olympic Games.

       Class III (Term Expiring at the Annual Meeting to be held in 2001)

 Michael Gleeson-White,   Mr. Gleeson-White has      74   1992         1,000
 A.O.                      over 40 years'
 9A Wellington Street      experience in
 Woollahra, N.S.W. 2025    investment banking,
 Australia                 including 20 years as
                           a partner with
                           stockbroking firm Ord
                           Minnett. He was for
                           many years an
                           executive director
                           with the Schroder
                           Group, merchant
                           bankers of London, and
                           headed both their
                           Australian and

                            Business Experience,
                               Present Office                        Shares
                               with the Fund,                     Beneficially
                                 Principal                          Owned and
     Name and Address          Occupation or                       % of Total
   of Each Director or           Employment             Director   Outstanding
         Nominee             and Directorships      Age  Since   on 10/31/99 (1)
 ------------------------ -----------------------   --- -------- ---------------
                           Singapore operations.
                           He has served on the
                           boards of a number of
                           insurance companies
                           and other specialist
                           funds management
                           groups.
                          Director, First
                           Australia Prime Income
                           Investment Company
                           Limited (since 1986);
                           Director, MaxiLink
                           Limited (investment
                           company) (since 1987);
                           Deputy Chairman, Art
                           Gallery of New South
                           Wales Foundation;
                           Director, Cleveland
                           Shopping Centre Pty.
                           Ltd.; Consultant,
                           EquitiLink Limited
                           (1990-1996).
 John T. Sheehy++         Mr. Sheehy has over 30     57   1992           0
 235 Montgomery Street     years' experience in
 Suite 300                 investment banking,
 San Francisco, CA 94104   including with J. P.
                           Morgan & Company and
                           Bear, Stearns & Co.
                           Inc. His specialty
                           areas include
                           securities valuation,
                           public offerings and
                           private placements of
                           debt and equity
                           securities, mergers
                           and acquisitions and
                           management buyout
                           transactions.
                          Director, The First
                           Australia Fund, Inc.
                           (since 1985), The
                           First Australia Prime
                           Income Fund, Inc.
                           (since 1986) and First
                           Australia Prime Income
                           Investment Company
                           Limited (since 1986);
                           Managing Director, The
                           Value Group LLC
                           (investment banking)
                           (since 1997);
                           Director, Video City,
                           Inc. (video retail
                           merchandising) (since
                           1997); Managing
                           Director, Black &
                           Company (investment
                           banking) (1996-1997);
                           Managing Director,
                           Sphere Capital
                           Partners (investment
                           banking) (1987-1996);
                           Director, Sandy
                           Corporation (corporate
                           consulting,
                           communication and
                           training) (1986-
                           January 1996).
 Warren C. Smith          Mr. Smith is a Managing    44   1992           0
 1002 Sherbrooke St. West  Editor with The Bank
 Suite 1600                Credit Analyst
 Montreal, Quebec H3A 3L6  Research Group,
 Canada                    independent publishers
                           of financial market
                           research since 1949.
                           Since 1982, he has
                           helped direct the
                           firm's investment
                           strategy, and has been
                           editor of several U.S.
                           and international
                           publications. He also
                           has developed and
                           edited new
                           institutional research
                           products since 1989.
                           Mr. Smith lectures to
                           investment groups
                           around the globe.
                          Director, First
                           Australia Prime Income
                           Investment Company
                           Limited (since 1993);
                           Managing Editor, BCA
                           Publications Ltd.
                           (financial
                           publications,
                           including The Bank
                           Credit Analyst) (since
                           1982).

                                                                      Shares
                            Business Experience,                   Beneficially
                               Present Office                        Owned and
     Name and Address     with the Fund, Principal                  % of Total
   of Each Director or    Occupation or Employment       Director   Outstanding
         Nominee              and Directorships      Age  Since   on 10/31/99 (1)
 ------------------------ ------------------------   --- -------- ---------------

        Class I (Term Expiring at the Annual Meeting to be held in 2002)

 David Lindsay Elsum,     Mr. Elsum has over 20       62   1992           650
 A.M.++                    years' experience in
 9 May Grove               investment and
 South Yarra, Victoria     insurance markets. He
 3141                      is a member of the
 Australia                 Australian Securities
                           and Investment
                           Commission Takeover
                           Panel and a member of
                           the Australian
                           Government
                           Administrative Appeals
                           Tribunal. Previously he
                           was founding Managing
                           Director of Capel Court
                           Investment Bank and
                           subsequently Chief
                           Executive of major
                           public companies
                           including The MLC
                           Limited (insurance) and
                           President of the State
                           of Victoria
                           Superannuation Fund
                           (pension fund
                           management).
                          Director, The First
                           Australia Fund, Inc.
                           (since 1985), The First
                           Australia Prime Income
                           Fund, Inc. (since 1986)
                           and First Australia
                           Prime Income Investment
                           Company Limited (since
                           1986); Director,
                           MaxiLink Limited
                           (investment company);
                           Chairman, Audit
                           Victoria; Chairman,
                           Melbourne Wholesale
                           Fish Market Ltd.;
                           Chairman, Queen
                           Victoria Market;
                           Chairman, Stodart
                           Investment Pty. Ltd;
                           Director, EquitiLink
                           eLink Limited
                           (investment company);
                           Director, Financial
                           Planning Association.
 Laurence S. Freedman*    Mr. Freedman has over 35    56   1992       273,108
 Level 3                   years of experience in
 190 George Street         funds management, with
 Sydney, N.S.W. 2000       a focus on global
 Australia                 investment analysis.
                           Prior to founding
                           EquitLink in 1981, he
                           was Director of
                           Investment at BT
                           Australia Limited. Mr.
                           Freedman's areas of
                           fund management
                           specialization include
                           investment in resource
                           and development
                           companies,
                           international economies
                           and the geo-political
                           impact on investment
                           markets.


                          President of the Fund
                           (since 1992); Chairman,
                           (since 1995) and
                           President and Director
                           (since 1985), The First
                           Australia Fund, Inc.;
                           Chairman (since 1995)
                           and Vice President and
                           Director (since 1986),
                           The First Australia
                           Prime Income Fund,
                           Inc.; Joint Managing
                           Director, First
                           Australia Prime Income
                           Investment Company
                           Limited (since 1986);
                           Founder and Joint
                           Managing Director,
                           EquitiLink Australia
                           Limited (since 1981);
                           Director, EquitiLink
                           Limited (holding
                           company) (since 1986),
                           EquitiLink Holdings
                           Limited (holding
                           company) (since 1998)
                           and EquitiLink
                           International
                           Management Limited
                           (since 1985); Chairman

                                                                      Shares
                            Business Experience,                   Beneficially
                               Present Office                        Owned and
     Name and Address     with the Fund, Principal                  % of Total
   of Each Director or    Occupation or Employment       Director   Outstanding
         Nominee              and Directorships      Age  Since   on 10/31/99 (1)
 ------------------------ ------------------------   --- -------- ---------------
                           and Joint Managing
                           Director, MaxiLink
                           Limited (investment
                           company) (since 1987)
                           and EquitiLink eLink
                           Limited (investment
                           company) (since 1994);
                           Managing Director, Link
                           Enterprises
                           (International) Pty.
                           Limited (investment
                           management company)
                           (since 1980); Director,
                           Ten Group Pty. Limited
                           (since 1994) and Ten
                           Network Holdings
                           Limited (commercial
                           television operator)
                           (since 1998).
 David Manor*             Mr. Manor is a Managing     59   1992            0
 P.O. Box 578              Director of EquitiLink
 17 Bond Street            International
 St. Helier, Jersey        Management Limited, the
 Channel Islands JE4 5XB   Fund's Investment
                           Manager. He has
                           previously served as an
                           Executive Director of
                           EquitiLink Australia
                           Limited, the Fund's
                           Investment Adviser, and
                           as Chief Executive of
                           the Australian division
                           of an international
                           trade finance
                           corporation.
                          Treasurer of the Fund;
                           Director and Treasurer,
                           The First Australia
                           Prime Income Fund, Inc.
                           (since 1988);
                           Treasurer, The First
                           Australia Fund, Inc.
                           and First Australia
                           Prime Income Investment
                           Company Limited;
                           Executive Director,
                           EquitiLink Australia
                           Limited and EquitiLink
                           Limited (holding
                           company) (1986-1998);
                           Director, EquitiLink
                           International
                           Management Limited
                           (since 1987).
 E. Duff Scott+           Mr. Scott is currently      63   1992        5,000
 70 University Avenue      President of Multibanc
 Suite 400                 Financial Corporation
 Toronto, Ontario M4N 3J6  and Multibanc NT
 Canada                    Financial Corporation,
                           investment holding
                           companies. He also
                           serves as Chairman of
                           QLT Phototherapeutics,
                           a biopharmaceutical
                           company.
                          Director, First
                           Australia Prime Income
                           Investment Company
                           Limited (since 1989);
                           President, Multibanc
                           Financial Corporation
                           and Multibanc NT
                           Financial Corporation
                           (investment holding
                           companies) (since
                           1990); Chairman, QLT
                           Phototherapeutics
                           (biopharmaceuticals)
                           (since 1991); Chairman,
                           Peoples Jewelers
                           Corporation (retail
                           jeweler); Director,
                           Perle Systems Inc.
                           (computers) (since
                           1997); Director, Cedara
                           Software Corp. (medical
                           imaging) (since 1996).

-------------------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Messrs. Freedman, Sherman and Manor are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both. See "Further Information Regarding Directors and Officers--Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager."

+  Messrs. Fraser, Potter and Scott are members of the Audit Committee.

++ Messrs. Elsum, Potter, Sacks and Sheehy are members of the Contract Review
   Committee.

(1) The information as to beneficial ownership as of October 31, 1999 is based on statements furnished to the Fund by the Directors and nominees. As controlling shareholders of the Investment Manager and EquitiLink Limited, Messrs. Freedman and Sherman share voting and investment power for 201,308 shares of the Fund's common stock owned by the Investment Manager, EquitiLink Limited and EquitiLink USA, Inc. With the exception of those 201,308 shares, which constituted approximately 2.17% of the outstanding shares of common stock of the Fund as of October 31, 1999, all shares listed in this table were owned with sole voting and investment power. In the aggregate, all of the shares in the table represented approximately 3.02% of the total shares of common stock outstanding as of October 31, 1999. Excluding the shares owned by Messrs. Freedman and Sherman, the Directors of the Fund representing the common stock, as a group, including Mr. Miles (see Proposal 1(B)), owned approximately 0.07% of the total shares of common stock outstanding as of October 31, 1999 and no shares of the Fund's preferred stock.

   In addition to Messrs. Sherman and Freedman, Mr. David Manor, Ms. Ouma Sananikone-Fletcher and Mr. Barry Sechos, as set forth below, serve as executive officers of the Fund. As of October 31, 1999, the executive officers of the Fund owned no shares of the Fund's common or preferred stock.

   Name and Principal           Present Office                  Present Principal
    Business Address             with the Fund                      Occupation
------------------------  --------------------------- --------------------------------------
David Manor               Treasurer                   Managing Director, EquitiLink
 EquitiLink                                           International Management Limited
 International
 Management Limited
 P.O. Box 578
 St. Helier, Jersey
 Channel Islands JE4 5XB
Ouma Sananikone-Fletcher  Assistant Vice President -- Chief Executive Officer, EquitiLink
 EquitiLink Australia     Chief Investment Officer    Australia Limited
 Limited
 Level 3, 190 George
 Street
 Sydney, NSW 2000
 Australia
Barry G. Sechos           Assistant Treasurer         Director, EquitiLink Australia Limited
 EquitiLink Australia
 Limited
 Level 3, 190 George
 Street
 Sydney, NSW 2000
 Australia

   Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

   The Board of Directors recommends that holders of common stock vote FOR the election of the four Class II nominees to the Fund's Board of Directors.

PROPOSAL 1(B): ELECTION OF A CLASS III DIRECTOR

   Effective December 1999, Sir Roden Cutler, a Class III Director, resigned from the Board of Directors. At its meeting in December 1999, the Board of Directors, including the Directors who are not interested persons of the Fund, appointed Neville J. Miles to fill the resulting vacancy. If elected, Mr. Miles will serve as a Class III Director for the remainder of Sir Roden Cutler's term which expires at the Annual Meeting of Shareholders to be held in 2001 and until his successor is duly elected and qualified. He has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

   It is the intention of the persons named on the enclosed proxy card to vote for the election of Mr. Miles. The Board of Directors of the Fund knows of no reason why Mr. Miles would be unable to serve but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend.

   The following table sets forth certain biographical information concerning Mr. Miles.

                                                                     Shares
                            Business Experience,                  Beneficially
                               Present Office                      Owned and
     Name and Address     with the Fund, Principal                 % of Total
   of Each Director or    Occupation or Employment       Director Outstanding
         Nominee              and Directorships      Age  Since   on 10/31/99
 ------------------------ ------------------------   --- -------- ------------
 Neville J. Miles         Mr. Miles has over 20       53   1999         0
 23 Regent Street          years of international
 Paddington, N.S.W. 2021   investment banking
 Australia                 experience. He was
                           formerly head of
                           Corporate Treasury at
                           Westpac Banking
                           Corporation and
                           Chairman of Ord Minnett
                           Limited (stockbrokers).
                           Mr. Miles has extensive
                           experience in the areas
                           of corporate
                           acquisitions and equity
                           offerings.
                          Director, The First
                           Australia Fund, Inc.
                           (since 1996) and The
                           First Australia Prime
                           Income Fund, Inc.
                           (since 1996); Chairman
                           and Director, MTM Funds
                           Management Limited
                           (since 1997); Director,
                           MaxiLink Limited
                           (investment company)
                           and EquitiLink eLink
                           Limited (investment
                           company); Executive
                           Director, EL&C Ballieu
                           Limited (stockbroker)
                           (1994-1997); Executive
                           Director, Ord Minnett
                           Securities Limited
                           (stockbroker) (1988-
                           1994).

   The Board of Directors recommends that holders of common stock vote FOR the election of the nominee to the Fund's Board of Directors.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

   The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

   Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and Michael R. Horsburgh have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") and to serve as Preferred

Directors until the Annual Meeting of Shareholders to be held in 2001. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

   It is the intention of the persons named in the enclosed proxy to vote for the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors shall recommend.

   The following table sets forth certain biographical information concerning each of the nominees as a Preferred Director of the Fund.

                                                                      Shares
                            Business Experience,                   Beneficially
                               Present Office                        Owned and
     Name and Address     with the Fund, Principal                  % of Total
   of Each Director or    Occupation or Employment       Director   Outstanding
         Nominee              and Directorships      Age  Since   on 10/31/99 (1)
 ------------------------ ------------------------   --- -------- ---------------
 Michael R. Horsburgh     Mr. Horsburgh has over      54   1994           0
 Suite 2213, Kyobo         30 years' experience in
 Building                  investment banking and
 1, 1-ka, Chongro,         management. He is
 Chongro-ku                currently a consultant
 Seoul 110-714             for Durham Asset
 South Korea               Management--Malaysia, a
                           financial industry
                           consulting firm. In
                           that position, he
                           provides consulting
                           services to ABN AMRO
                           Asia Ltd., a Hong Kong
                           registered securities
                           company.
                          Director, The First
                           Australia Fund, Inc.
                           (since 1985) and The
                           First Australia Prime
                           Income Fund, Inc.
                           (since 1986); Executive
                           Vice President, Hannuri
                           Securities & Investment
                           (October 1997-September
                           1999); Director, The
                           First Hungary Fund
                           (Jersey investment
                           company) and Luxonen
                           (Luxemborg investment
                           company); Director and
                           Managing Director,
                           Carlson Investment
                           Management, Inc. (1991-
                           October 1997); Director
                           and Chief Executive
                           Officer, Horsburgh
                           Carlson Investment
                           Management, Inc. (1991-
                           1996).
 Dr. Anton E. Schrafl     Dr. Schrafl is currently    67   1993           0
 Talstrasse 83             Deputy Chairman of
 CH-8001 Zurich            "Holderbank" Financiere
 Switzerland               Glaris Ltd., a global
                           manufacturer and
                           distributor of cement
                           and allied products. He
                           also serves on the
                           Board of Directors of
                           Franke Holding AG, a
                           global supplier of
                           kitchen systems and
                           equipment, and
                           Organogenesis, Inc., a
                           medical products
                           company involved in
                           cell culture.
                          Director, The First
                           Commonwealth Fund, Inc.
                           (since 1993); Director,
                           First Australia Prime
                           Income Investment
                           Company Limited.

-------------------
(1) As of October 31, 1999, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

   Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

   The Board of Directors recommends that holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

    PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP ("PwC"), independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. This appointment is subject to ratification or rejection by the shareholders of the Fund.

   Audit services performed by PwC during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. During the Fund's fiscal year ended October 31, 1999, PwC also provided consulting services to the Fund. The Fund knows of no direct or indirect financial interest of PwC in the Fund.

   Representatives of PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

   The Board of Directors recommends that shareholders vote FOR ratification of the selection of PwC as independent public accountants for the fiscal year ending October 31, 2000.

                          PROPOSAL 4: OTHER BUSINESS

   The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or investment adviser, affiliates of the investment manager or investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

   Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1999, its Reporting Persons complied with all applicable filing requirements.

   Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee, comprised of independent members of the Board, that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

   During the Fund's fiscal year ended October 31, 1999, the Board of Directors held four regularly scheduled meetings and two special meetings, the Audit Committee held two meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office (except Messrs. Fraser, Schrafl and Scott) attended at least 75% of the aggregate number of regularly scheduled meetings of the Board of Directors and all of the Committees of the Board on which he served.

   Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exceptions of Messrs. Bieber and Sechos and Ms. Sananikone-Fletcher, all of whom have served the Fund since its inception, are as follows: Laurence S. Freedman (age 56), President; Brian
M. Sherman (age 56), Vice President; David Manor (age 59), Treasurer; Ouma Sananikone-Fletcher (age 41), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 38), Assistant Treasurer; Roy M. Randall (age
63), Secretary; Allan S. Mostoff (age 67), Assistant Secretary; Sander M. Bieber (age 49), Assistant Secretary; and Margaret A. Bancroft (age 61), Assistant Secretary.

   The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Freedman, Sherman and Manor shown above in the table of nominees and Directors under "Proposal 1(A): Election of Class II Directors"; Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994), Chief Executive Officer, EquitiLink Australia Limited (since 1997), Director, EquitiLink Holdings Limited (since 1998) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel, EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Director, EquitiLink Holdings Limited (since 1998); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm) (since 1997) and Partner, Freehill Hollingdale & Page (1981-1996); Allan S. Mostoff, Sander M. Bieber and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

   Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to an amended and restated management agreement dated September 9, 1999 and an advisory agreement dated February 20, 1992.

   The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is an indirect wholly-owned subsidiary of EquitiLink Holdings Limited, an Australian corporation. The registered offices of the Investment Adviser and EquitiLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia.

   Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. Mr. Manor, a Director of the Fund, is also Managing Director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, and Mr. Manor is an affiliate of entities which are also shareholders of the Investment Manager. Messrs. Freedman and Sherman also serve as, respectively, Joint Managing Director, and Joint Managing Director and Chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Holdings Limited, of which Mr. Manor is also a shareholder.

   Under the terms of an Investor Relations Services Agreement, EquitiLink USA, Inc., a wholly-owned subsidiary of the Investment Manager, provides investor relations services to the Fund for a monthly retainer of $4,000.

   Mr. Gleeson-White was a shareholder of EquitiLink Limited, the direct parent of the Investment Adviser, until August 12, 1998, when he sold his remaining shares of EquitiLink Limited to the major shareholders of the corporation as part of the privatization of EquitiLink Limited.

   Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1999. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                              Compensation Table
                          Fiscal Year Ended 10/31/99

                                                                        Total
                                          Pension or    Estimated    Compensation
                           Aggregate      Retirement      Annual    From Fund and
                          Compensation Benefits Accrued  Benefits  Associated Funds
                              From        As Part of       Upon        Paid to
Name of Person, Position   Registrant   Fund Expenses   Retirement    Directors
------------------------  ------------ ---------------- ---------- ----------------
Sir Roden Cutler*.......    $10,600          N/A           N/A         $41,850(3)
David Lindsay Elsum.....     11,950          N/A           N/A          42,200(3)
Rt. Hon. Malcolm
 Fraser.................     10,300          N/A           N/A          40,550(3)
Laurence S. Freedman....          0          N/A           N/A               0(3)
Michael Gleeson-White...      6,692          N/A           N/A           6,692(1)
David Manor.............          0          N/A           N/A               0(2)
William J. Potter.......     14,000          N/A           N/A          64,250(3)
Peter D. Sacks..........     13,000          N/A           N/A          43,250(3)
E. Duff Scott...........     12,000          N/A           N/A          12,000(1)
John T. Sheehy..........     13,500          N/A           N/A          44,750(3)
Brian M. Sherman........          0          N/A           N/A               0(3)
Warren C. Smith.........     12,500          N/A           N/A          12,500(1)
Preferred Directors:
Dr. Anton E. Schrafl....     10,900          N/A           N/A          28,650(2)
Michael R. Horsburgh....     11,500          N/A           N/A          40,750(3)

-------
*Sir Roden Cutler retired from the Board of Directors effective December 1999.

                            ADDITIONAL INFORMATION

   Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Innisfree M&A ("Innisfree") may be retained to assist in the solicitation of proxies. If retained, Innisfree will be paid approximately $6,000 by the Fund and the Fund will reimburse Innisfree for its related expenses. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 25, 2000.

   Vote Required. The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of the election of Class II Directors to the Board of Directors (Proposal 1(A)) and approval of the election of a Class III Director to the Board of Directors (Proposal 1(B)) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Approval of the election of Preferred Directors to the Board of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for these proposals.

   Ratification of the selection of the independent public accountants (Proposal 3) and approval to transact any other business as may properly come before the Meeting (Proposal 4) will require the affirmative vote of a majority of the votes of the common and preferred stock, voting together as a single class, validly cast at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the vote on these proposals since they are not considered votes cast.

   Beneficial Ownership. The only persons known by the Fund to be the beneficial owners of 5% or more of the Fund's shares are EquitiLink International Management Limited, EquitiLink Limited, EquitiLink USA, Inc., Laurence Freedman and Brian Sherman, which as a group on January 21, 2000 filed a Schedule 13D indicating that as of such date they were the beneficial owners of an aggregate of 483,681 shares of common stock of the Fund, representing approximately 5.22% of the total outstanding shares of common stock on that date. Mr. Freedman (through Link Traders (Aust.) Pty Limited, a private company controlled by Mr. Freedman) owns 72,223 (0.779%) shares with sole voting and dispositive power for all such shares. Messrs. Freedman and Sherman each share voting and dispositive power with each of EquitiLink International Management Limited, EquitiLink Limited and EquitiLink USA, Inc. with respect to 11,508 (0.124%), 226,600 (2.445%) and 173,350 (1.871%) shares, respectively.

   Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2001 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by October 28, 2000.

   Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2001 which they do not wish to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals no sooner than November 22, 2000 and no later than December 22, 2000 in the form prescribed in the Fund's By-Laws.

                                      By Order of the Board of Directors,
                                      Roy M. Randall, Secretary

800 Scudders Mill Road
Plainsboro, New Jersey 08536
February 25, 2000

PROXY                 THE FIRST COMMONWEALTH FUND, INC.                 PROXY

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders -- March 22, 2000

The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 22, 2000 at 3:00 p.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

    HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
    _______________________________             ________________________________
    _______________________________             ________________________________
    _______________________________             ________________________________

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items 1(A), 1(B) AND 3.

--------------------------------------------------------------------------------
                       THE FIRST COMMONWEALTH FUND, INC.
--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if address change or comment has been noted on the reverse
side of this card.      /   /

Control Number:

                                           Date --------------------------------
  Please be sure to sign and date this Voting Instruction Card.

Shareholder sign here ___________________    Co-owner sign here ________________

--------------------------------------------------------------------------------

1.(A) The election of four Directors to serve as Class II Directors for a three-year term.


                                  For All Nominees     Withhold   For All Except
    (01) Rt. Hon. Malcolm Fraser        /   /             /   /         /   /
    (02) William J. Potter             /   /             /   /         /   /
    (03) Peter D. Sacks               /   /             /   /         /   /
    (04) Brian M. Sherman            /   /             /   /         /   /

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

1.(B)   The election of a Class III Director for a term to expire in 2001.

                                              For Nominee         Withhold
     (05) Neville J. Miles                     /   /               /   /

3.   To ratify the selection of               For      Against    Abstain
     PricewaterhouseCoopers LLP               /   /     /   /      /   /
     as independent public accountants of
     the Fund for the fiscal year ending
     October 31, 2000.

4. In their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.


RECORD DATE SHARES:

PROXY                 THE FIRST COMMONWEALTH FUND, INC.                PROXY

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders -- March 22, 2000

The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock Series W-7 of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 22, 2000 at 3:00 p.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustee and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

    HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
    _______________________________             ________________________________
    _______________________________             ________________________________
    _______________________________             ________________________________

(X) PLEASE MARK VOTES
AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                       THE FIRST COMMONWEALTH FUND, INC.
--------------------------------------------------------------------------------

                   AUCTION MARKET PREFERRED STOCK SERIES W-7

Mark box at right if an address change or comment has been noted on the reverse
side of this card.      /   /

CONTROL NUMBER:

                                           Date --------------------------------
Please be sure to sign and date this Voting Instruction Card.

Shareholder sign here ___________________     Co-owner sign here________________

--------------------------------------------------------------------------------

The proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items (2) AND (3).

2. To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year.


                                  For All Nominees   Withhold    For All Except
     (01) Michael R. Horsburgh         /  /            /  /         /  /
     (02) Anton E. Schrafl            /  /            /  /         /  /

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

3.   To ratify the selection of                 For     Against    Abstain
     PricewaterhouseCoopers LLP                 /   /    /   /      /   /
     as independent public accountants of
     the Fund for the fiscal year ending
     October 31, 2000.

4. In their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.


RECORD DATE SHARES: